POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Angel Oak Financial Strategies Income Term Trust (the “Fund”) hereby appoints Adam Langley, Michael Colombo, William Richardson, Chase Eldredge, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Fund, as fully to all intents and purposes as he might or could do in person, and relating to (i) compliance by the Fund with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, (ii) filing by the Fund of any and all Registration Statements on Form N-2, pursuant to the relevant Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), and (iii) signing in the name and on behalf of the undersigned as a Trustee of the Fund any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney.

/s/ Ira P. Cohen
Ira P. Cohen
August 20, 2024

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Angel Oak Financial Strategies Income Term Trust (the “Fund”) hereby appoints Adam Langley, Michael Colombo, William Richardson, Chase Eldredge, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Fund, as fully to all intents and purposes as he might or could do in person, and relating to (i) compliance by the Fund with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, (ii) filing by the Fund of any and all Registration Statements on Form N-2, pursuant to the relevant Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), and (iii) signing in the name and on behalf of the undersigned as a Trustee of the Fund any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney.

/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.
August 20, 2024

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Angel Oak Financial Strategies Income Term Trust (the “Fund”) hereby appoints Adam Langley, Michael Colombo, William Richardson, Chase Eldredge, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Fund, as fully to all intents and purposes as he might or could do in person, and relating to (i) compliance by the Fund with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, (ii) filing by the Fund of any and all Registration Statements on Form N-2, pursuant to the relevant Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), and (iii) signing in the name and on behalf of the undersigned as a Trustee of the Fund any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney.

/s/ Keith M. Schappert
Keith M. Schappert
August 21, 2024

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Angel Oak Financial Strategies Income Term Trust (the “Fund”) hereby appoints Adam Langley, Michael Colombo, William Richardson, Chase Eldredge, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian each individually with power of substitution or resubstitution, her true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Fund, as fully to all intents and purposes as she might or could do in person, and relating to (i) compliance by the Fund with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, (ii) filing by the Fund of any and all Registration Statements on Form N-2, pursuant to the relevant Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), and (iii) signing in the name and on behalf of the undersigned as a Trustee of the Fund any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney.

/s/ Andrea N. Mullins
Andrea N. Mullins
August 20, 2024

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Angel Oak Financial Strategies Income Term Trust (the “Fund”) hereby appoints Adam Langley, Michael Colombo, William Richardson, Chase Eldredge, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian each individually with power of substitution or resubstitution, her true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Fund, as fully to all intents and purposes as she might or could do in person, and relating to (i) compliance by the Fund with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, (ii) filing by the Fund of any and all Registration Statements on Form N-2, pursuant to the relevant Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), and (iii) signing in the name and on behalf of the undersigned as a Trustee of the Fund any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney.

/s/ Cheryl M. Pate
Cheryl M. Pate
August 20, 2024

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Angel Oak Financial Strategies Income Term Trust (the “Fund”) hereby appoints Adam Langley, Michael Colombo, William Richardson, Chase Eldredge, Douglas P. Dick, Stephen T. Cohen, and Matthew E. Barsamian each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Fund, as fully to all intents and purposes as he might or could do in person, and relating to (i) compliance by the Fund with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof, (ii) filing by the Fund of any and all Registration Statements on Form N-2, pursuant to the relevant Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), and (iii) signing in the name and on behalf of the undersigned as a Trustee of the Fund any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney.

/s/ Clayton Triick
Clayton Triick
August 21, 2024

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